FIRST AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made and entered into effective as of March 31, 2000, by and among URJET BACKBONE NETWORK, INC. (the "BORROWER"), a Nevada corporation, each of the lending entities which is a party hereto (as evidenced by the signature pages of this Agreement) or which may from time to time become a party hereto as a lender or any successor or assignee thereof (individually, a "LENDER" and, collectively, the "LENDERS"), and NORTEL NETWORKS INC., a Delaware corporation, as administrative agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "ADMINISTRATIVE AGENT").

                                    RECITALS:
                                    ---------

         A. Pursuant to that certain Credit Agreement dated as of July 30, 1999, by and among the Borrower, the Lenders, and the Administrative Agent ("CREDIT AGREEMENT"), the Lenders agreed to provide to the Borrower a senior secured credit facility.

         B. Pursuant to the request of the Borrower, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions of this Amendment, to amend the schedule to the financial covenants in the Credit Agreement.

                                   AGREEMENTS:
                                   -----------

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. TERMS DEFINED. Unless otherwise defined or stated in this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Credit Agreement (as amended by this Amendment).

         2. AMENDMENT TO SECTION 1.1. CLAUSE (g)(iv) of the definition of "Permitted Liens" in SECTION 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                           (iv) the Debt secured by all such Liens, when
                  aggregated with the Debt secured by all purchase-money Liens and all Liens in connection with any conditional sale or other title retention agreement or Capital Lease Obligation existing as of the Closing Date or at any other time, shall not exceed $3,000,000 at any time outstanding in the aggregate;

         3. AMENDMENT TO SECTION 2.5. SECTION 2.5 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 2.5 BORROWING PROCEDURE.

                  (a) STANDARD PROCEDURE. The Borrower shall give the Administrative Agent notice of each borrowing hereunder in accordance with SECTION 2.9. Not later than 12:00 p.m. (Dallas, Texas, time) on the date specified for each borrowing hereunder, each Lender will make available the amount of the Loan to be made by it on such date to the Administrative Agent, at the Principal Office, in immediately available funds, for the account of the Borrower. The amount of each borrowing hereunder so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available, for and on behalf of the Borrower, in immediately available funds by no later than 12:00 p.m. (Dallas, Texas, time); PROVIDED, HOWEVER, that the Administrative Agent may, in its discretion, cause such amount to be made available directly to or for the benefit of the Person who is to receive the proceeds of such Loan in accordance with SECTION 2.10 (e.g., the Vendor if and to the extent that proceeds of such borrowing are used to pay for Nortel Networks Goods and Services). Notwithstanding anything to the contrary contained in this Agreement, if and to the extent that Nortel Networks is a Lender under this Agreement, the Borrower further hereby irrevocably agrees that each Loan to be advanced by Nortel Networks to the Borrower in accordance with this Agreement (and only in accordance with this Agreement and after the Administrative Agent's receipt of a Notice of Borrowing executed by the Borrower) may (in the discretion of Nortel Networks and if and to the extent that the proceeds of such Loan are to be paid to Nortel Networks) be effectively disbursed on the date set forth in the Notice of Borrowing for such disbursement to the Borrower by virtue of a credit in the amount of such Loan given to the Borrower under the Master Purchase and Services Agreement.

                  (b) AUTOMATIC ADVANCEMENT OF LOANS. Notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent shall, at the request of Nortel Networks so long as it is the only Lender hereunder, cause Loans to be advanced by the Lenders for and on behalf of the Borrower whether or not (i) any Notice of Borrowing is given in accordance with SECTION 2.9, (ii) any of the conditions precedent set forth in ARTICLE 6 hereof are satisfied, (iii) any Default exists, or (iv) any other fact or circumstance exists, if Nortel Networks shall have given five Business Day's prior written notice to the Administrative Agent and the Borrower of Nortel Networks' desire to cause the Lenders to make such Loans and all proceeds of such Loans are used to pay the purchase price for Nortel Networks Goods and Services which has not been paid when due. All Loans advanced pursuant to this SECTION 2.5(b) shall be initially advanced as Eurodollar Loans with a one month Interest Period (unless the Borrower has requested in writing, at least three Business Days prior to such advance, that any of such Loans have an Interest Period with a different duration in accordance with the requirements of this Agreement) or, if the maximum number of Interest Periods for Eurodollar Loans is already then in effect, as Base Rate Loans, and shall be advanced as Tranche A Loans (but after such advancement, may be Converted or Continued in accordance with this Agreement).

         4. AMENDMENT TO SECTION 8.1. CLAUSE (i) of SECTION 8.1(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (i) a copy of the Form 10-Q (including all financial statements contained therein) filed by IJNT, or after a Spin-Off Transaction, filed by Holdings, as of the end of and for such fiscal quarter then ended, together with consolidating schedules for each of IJNT and its Subsidiaries or Holdings and its Subsidiaries, as the case may be (including, without limitation, the Borrower) with respect to each of the financial statements contained therein and financial statements of the Borrower, including, without limitation, a statement of cash flow of the Borrower (in each case, in detail sufficient to demonstrate compliance with the financial covenants contained herein and as otherwise reasonably required by the Administrative Agent), or

         5. AMENDMENT TO SECTION 10.2. SECTION 10.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 10.2 FIXED CHARGE COVERAGE. The Borrower will not permit its ratio of (a) EBITDA during any of the calendar quarters ending on any of the dates set forth on COLUMN 2 of SCHEDULE 10 plus cash balances available from financing activities and capital-raising activities to (b) Consolidated Fixed Charges for the immediately succeeding calendar quarter, to be less than the ratio set forth opposite such date on such Schedule.

         6. AMENDMENT TO SCHEDULE 10. SCHEDULE 10 to the Credit Agreement is hereby amended and restated, effective as of March 31, 2000, to read in its entirety as set forth on EXHIBIT A hereto.

         7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent, all of which conditions precedent must be satisfied on or before May 15, 2000:

                  (a) The Administrative Agent shall have received all of the following, each dated (where applicable and unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Administrative Agent:

                           (i) AMENDMENT DOCUMENTS. This Amendment as executed
                  by the parties hereto and any other agreements, documents, instruments or certificates reasonably required by the Administrative Agent or the Lenders to be executed or delivered by the Borrower or any other Loan Party in connection with this Amendment (collectively, the "AMENDMENT DOCUMENTS");

                           (ii) RESOLUTIONS. Resolutions of the Board of
                  Directors of the Borrower and the other Loan Parties certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the other Amendment Documents to which the Borrower or such Loan Party is or is to be a party;

                            (iii) FEES, COSTS AND EXPENSES. All fees, costs and
                  expenses (including, without limitation, attorneys' fees and expenses) incurred by the Administrative Agent incident to this Amendment or required to be paid in accordance with
                  SECTION 13.1 of the Credit Agreement, to the extent incurred and submitted to the Borrower, shall have been paid in full by the Borrower; and

                           (iv) ADDITIONAL INFORMATION. The Administrative Agent
                  shall have received such additional agreements, documents, instruments and information as the Administrative Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may reasonably request to effect the transactions contemplated hereby.

                  (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made again on and as of the date hereof (except if and to the extent that such representations and warranties are or were expressly made only as of another specific date);

                  (c) All corporate proceedings taken in connection with this Amendment and the other Amendment Documents, and all legal matters incident thereto, shall be reasonably satisfactory to the Administrative Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation; and

                  (d) No Default or Event of Default shall have occurred and be continuing (after giving effect to this Amendment).

         8. REPRESENTATIONS AND WARRANTIES. Each of the Borrower and the other Loan Parties hereby jointly and severally represent and warrant to, and agrees with, the Administrative Agent and the Lenders that, as of the date of and after giving effect to this Amendment (a) the execution, delivery and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and the other Loan Parties and will not violate the Borrower's or any Loan Party's corporate charter or bylaws; (b) the term Loan Documents as defined in the Credit Agreement and as used in any of the Loan Documents includes, without limitation, the Amendment Documents; (c) all representations and warranties set forth in the Credit Agreement and in the Security Documents are true and correct as if made again on and as of such date (except if and to the extent that such representations and warranties were expressly made only as of another specific date); (d) no Default or Event of Default has occurred and is continuing; (e) the Loan Parties do not have any unasserted right of setoff, counterclaim or deduction to the Obligations owing pursuant to the Loan Documents; and (f) the Credit Agreement, the Notes, the Guaranties, the Security Documents and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding and enforceable obligations of the Borrower and the other Loan Parties (as applicable) which are parties thereto in accordance with their terms.

         9. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE U.S.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         11. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) THE BORROWER OR ANY OTHER LOAN PARTY AND (B) THE ADMINISTRATIVE AGENT OR ANY LENDER.

         12. AGREEMENT REMAINS IN EFFECT; NO WAIVER. Except as expressly provided herein, all terms and provisions of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by the Administrative Agent or any Lender of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by the Administrative Agent or any Lender in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

         13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or any Lender or any closing shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon such representations and warranties.

         14. REFERENCE TO CREDIT AGREEMENT. This Amendment shall constitute a Loan Document. Each of the Loan Documents, including the Credit Agreement, the Amendment Documents and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are (if and to the extent necessary) hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         15. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         16. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Administrative Agent, the Lenders, the Borrower and the other Loan Parties and their respective successors and assigns; PROVIDED, HOWEVER, that neither the Borrower nor any of the other Loan Parties may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         17. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the day and year first above written.

                                       BORROWER:

                                       URJET BACKBONE NETWORK, INC.

                                       By: /s/ Brandon Powell
                                          ------------------------------
                                       Name: Brandon Powell
                                             ---------------------------
                                       Title:
                                              --------------------------

                                       ADMINISTRATIVE AGENT AND LENDER:
                                       -------------------------------

                                       NORTEL NETWORKS INC., as Administrative
                                       Agent and the sole Lender

                                       By:_____________________
                                       Name:___________________
                                       Title:__________________


Acknowledged and agreed to as of the date first written above:

IJNT.NET, INC.


By: /s/ Kim Marcus
   --------------------------------
Name: Kim Marcus
     ------------------------------
Title:
      -----------------------------


UBEE NETWORKS ENTERPRISES, INC.


By: /s/ Brandon Powell
   --------------------------------
Name: Brandon Powell
     ------------------------------
Title:
       ----------------------------

                                    EXHIBIT A
                                       TO
                       FIRST AMENDMENT TO CREDIT AGREEMENT

                         SCHEDULE 10 TO CREDIT AGREEMENT
                         -------------------------------
                               FINANCIAL COVENANTS
                               -------------------

Attached.


------------------------------------------------------------------------------------------------------------------------------------
Columns:        1        2          3             4          5        6           5(a)             5(b)          5(c)         5(d)
                -        -          -             -          -        -           ----             ----          ----         ----
------------------------------------------------------------------------------------------------------------------------------------
                                           Quarterly
Calendar                Fixed                Minimum      Gross  Minimum      Total Debt     Senior Debt    Total Debt   Senior Debt
 Quarter  Annualized   Charge  Cumulative    Revenue      Margin  Access        to Total        to Total to Annualized to Annualized
  Ending      EBITDA Coverage      Cap Ex     Levels  Percentage   Lines  Capitalization  Capitalization        EBITDA       EBITDA
------------------------------------------------------------------------------------------------------------------------------------
 3/31/00        n.a.     n.a.   17,882,444        n.a.       n.a.     n.a.            n.a.           n.a.          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 6/30/00        n.a.     n.a.   21,740,869     100,000       n.a.        0            80%             66%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 9/30/00        n.a.     1.75   27,488,439     330,000       n.a.    1,698            35%             25%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
12/31/00        n.a.     1.75   44,889,315   1,310,000       n.a.    5,721            35%             25%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 3/31/01        n.a.     1.75   59,958,902   3,330,000       n.a.   14,687            35%             25%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 6/30/01        n.a.     1.75   83,938,871   7,340,000       n.a.   35,618            35%             25%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 9/30/01        n.a.     1.75  102,644,890  16,120,000       n.a.   52,496            35%             25%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
12/31/01        n.a.     1.75  130,884,667  23,270,000         5%   66,100            45%             30%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 3/31/02        n.a.     1.75  159,906,079  29,190,000        10%   83,760            45%             30%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 6/30/02        n.a.     1.75  185,692,463  36,880,000        20%  105,846            45%             30%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
 9/30/02        n.a.     1.75  218,166,557  46,200,000        20%  123,769            45%             30%          n.a.         n.a.
------------------------------------------------------------------------------------------------------------------------------------
12/31/02   6,000,000     1.75  245,340,982  53,330,000        25%  137,199            45%             35%           24x          18x
------------------------------------------------------------------------------------------------------------------------------------
 3/31/03  19,000,000     1.75  265,827,484  58,800,000        25%  152,177            45%             35%            9x         6.5x
------------------------------------------------------------------------------------------------------------------------------------
 6/30/03  34,000,000     1.50  283,047,020  65,020,000        30%  163,048            45%             35%            5x           4x
------------------------------------------------------------------------------------------------------------------------------------